UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2017

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 20, 2017, the Board of Directors (the “Board”) of Lonestar Resources US Inc. (the “Company” or “Lonestar”) voted to increase the size of the Board from a total of nine to ten directors and elected Matthew B. Ockwood as a director of the Company. Mr. Ockwood is a Managing Director of Chambers Energy Management, LP, with investment experience covering a range of domestic energy subsectors including upstream, downstream and oilfield services. Prior to joining Chambers Energy Management, Mr. Ockwood was employed by Lehman Brothers where he worked in the Natural Resources investment banking group. As a non-employee director, Mr. Ockwood is eligible to receive compensation for his service on the Board in the same manner as the Company’s other non-employee directors, and is also eligible to receive awards under the Company’s Amended and Restated 2016 Incentive Plan, although no specific compensation or awards have been promised or determined.

Mr. Ockwood was elected to the Board in accordance with the terms of the Amended and Restated Securities Purchase Agreement, dated as of June 15, 2017 (the “Chambers SPA”), by and between Lonestar and Chambers Energy Capital III, LP (“Chambers”), an affiliate of Chambers Energy Management, LP, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed on June 21, 2017 and incorporated herein by reference. As previously disclosed, pursuant to the Chambers SPA, the Company sold to Chambers, in a private placement under the Securities Act of 1933, as amended, 5,400 shares of the Company’s newly-created Series A-1 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-1 Preferred Stock”), and 74,600 shares of Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock”), for an aggregate purchase price of $78 million. As previously disclosed in the Company’s Current Report on Form 8-K, as filed on November 7, 2017, the Company’s Series A-2 Preferred Stock was subsequently converted into shares of the Company’s Series A-1 Preferred Stock on November 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: November 20, 2017	By:	/s/ Frank D. Bracken III
Name: Frank D. Bracken III
Title: Chief Executive Officer

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